Schedule of Investments (unaudited)
June 30, 2024
 ClearBridge Focus Value ESG ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.1%
Communication Services — 6.6%
Entertainment — 0.8%
Walt Disney Co.	182	$18,071
Interactive Media & Services — 2.9%
Alphabet Inc., Class A Shares	157	28,598
Meta Platforms Inc., Class A Shares	75	37,816
Total Interactive Media & Services		66,414
Media — 2.9%
Comcast Corp., Class A Shares	1,713	67,081

Total Communication Services		151,566
Consumer Discretionary — 1.9%
Specialty Retail — 1.9%
Home Depot Inc.	125	43,030

Consumer Staples — 2.3%
Food Products — 1.0%
Nestle SA, ADR	226	23,154
Personal Care Products — 1.3%
Haleon PLC, ADR	3,639	30,058

Total Consumer Staples		53,212
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
TC Energy Corp.	1,152	43,661

Financials — 21.4%
Banks — 9.2%
Bank of America Corp.	2,558	101,732
JPMorgan Chase & Co.	541	109,422
Total Banks		211,154
Capital Markets — 4.1%
Charles Schwab Corp.	1,278	94,176
Consumer Finance — 3.7%
American Express Co.	265	61,361
Capital One Financial Corp.	167	23,121
Total Consumer Finance		84,482
Financial Services — 1.2%
Visa Inc., Class A Shares	108	28,347
Insurance — 3.2%
Marsh & McLennan Cos. Inc.	213	44,883
Progressive Corp.	143	29,703
Total Insurance		74,586

Total Financials		492,745
Health Care — 20.6%
Health Care Equipment & Supplies — 2.9%
Becton Dickinson & Co.	284	66,374
Health Care Providers & Services — 10.7%
CVS Health Corp.	1,494	88,236
See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
June 30, 2024
 ClearBridge Focus Value ESG ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Health Care Providers & Services — continued
McKesson Corp.	196	$114,472
UnitedHealth Group Inc.	86	43,796
Total Health Care Providers & Services		246,504
Life Sciences Tools & Services — 3.3%
Thermo Fisher Scientific Inc.	138	76,314
Pharmaceuticals — 3.7%
Johnson & Johnson	578	84,480

Total Health Care		473,672
Industrials — 11.2%
Air Freight & Logistics — 2.5%
United Parcel Service Inc., Class B Shares	416	56,930
Commercial Services & Supplies — 1.8%
Veralto Corp.	432	41,243
Ground Transportation — 1.3%
XPO Inc.	294	31,208 *
Machinery — 5.6%
Deere & Co.	55	20,549
Illinois Tool Works Inc.	201	47,629
Otis Worldwide Corp.	630	60,644
Total Machinery		128,822

Total Industrials		258,203
Information Technology — 15.4%
Communications Equipment — 2.4%
Motorola Solutions Inc.	144	55,591
Semiconductors & Semiconductor Equipment — 11.8%
Intel Corp.	3,530	109,324
Lam Research Corp.	61	64,956
Microchip Technology Inc.	1,060	96,990
Total Semiconductors & Semiconductor Equipment		271,270
Software — 1.2%
Microsoft Corp.	65	29,052

Total Information Technology		355,913
Materials — 5.6%
Chemicals — 3.2%
Sherwin-Williams Co.	248	74,010
Construction Materials — 2.4%
Martin Marietta Materials Inc.	100	54,180

Total Materials		128,190
Utilities — 10.2%
Electric Utilities — 2.4%
Edison International	771	55,366
See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2024 Quarterly Report

 ClearBridge Focus Value ESG ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Multi-Utilities — 7.8%
Sempra		1,320	$100,399
WEC Energy Group Inc.		1,022	80,186
Total Multi-Utilities			180,585

Total Utilities			235,951
Total Investments before Short-Term Investments (Cost — $1,862,992)			2,236,143
	Rate
Short-Term Investments — 2.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $65,724)	5.145%	65,724	65,724 (a)
Total Investments — 99.9% (Cost — $1,928,716)			2,301,867
Other Assets in Excess of Liabilities — 0.1%			1,751
Total Net Assets — 100.0%			$2,303,618

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Focus Value ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust II (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash).
The Fund seeks long-term capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.
Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from

ClearBridge Focus Value ESG ETF 2024 Quarterly Report

financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,236,143	—	—	$2,236,143
Short-Term Investments†	65,724	—	—	65,724
Total Investments	$2,301,867	—	—	$2,301,867

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Focus Value ESG ETF 2024 Quarterly Report